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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2001

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                      0-20750               74-2175590
  (State or other jurisdiction   (Commission file number)     (IRS employer
        of incorporation)                                  identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

            On August 27, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing that it had completed the acquisition of Lone Star Bancorporation, Inc. A copy of Sterling Bancshares' press release announcing its acquisition of Lone Star Bancorporation is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this
Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit
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
  99.1            Press Release dated August 27, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 27, 2001.                    STERLING BANCSHARES, INC.


                                        By: /s/ Eugene S. Putnam, Jr.
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                                            Eugene S. Putnam, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number            Description
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
  99.1            Press Release dated August 27, 2001.